AMENDMENT NO. 3 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


     AMENDMENT, dated as of August 23, 1999 by and among First Union National Bank, a national banking association, as successor by merger with CoreStates Bank, N.A. ("First Union"), Congress Financial Corporation (Central), an Illinois corporation ("Congress", and together with First Union, each individually, a "Lender" and, collectively, "Lenders"), Congress as agent for Lenders (in such capacity, "Agent") and Haynes International, Inc., a Delaware corporation ("Borrower").

WITNESSETH

     WHEREAS, Borrower has entered into financing arrangements with Agent and Lenders pursuant to which Lenders may make loans and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan and Security Agreement dated August 23, 1996 by and among First Union National Bank, a national banking association, as successor by merger with CoreStates Bank, N.A. ("First Union"), Congress Financial Corporation (Central), an Illinois corporation ("Congress", and together with First Union, each individually, a "Lender" and collectively, "Lenders"), Congress as agents for Lenders (in such capacity, "Agent") and Haynes International, Inc., a Delaware corporation ("Borrower") (as the same now exists and is amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at anytime executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

     WHEREAS, Borrower has requested that Lenders agree to extend the term of the Financing Agreements and Lenders are willing to agree to such extension, subject to the terms and conditions contained herein; and

     WHEREAS, by this Amendment, Borrower and Lender intend to evidence such extension.

     NOW, THEREFORE, in consideration of the foregoing, and the agreements and covenants contained herein, the parties hereto agree as follows:






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     1. Definitions.

     1.1 Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

     1.2 CoreStates. All references to CoreStates Bank, N.A. or "CoreStates" in the Financing Agreements are hereby deemed references to First Union National Bank (the successor by merger to CoreStates).

     2. Renewal Date. The first two sentences of Section 14.1(a) of the Loan Agreement are hereby deleted in their entirety and the following substituted therefor:

     "(a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on November 22, 1999 (the "Renewal Date") unless sooner terminated pursuant to the terms hereof."

     3. Early Termination Fee. Section 14.1(c)(iii) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

     "(iii) One-half of one (1/2%) percent      From August 24, 1998 to
            of the Maximum Credit               and including November 21, 1999"

     4. Extension Fee. Borrower hereby agrees to pay to Agent, for the benefit of Lenders, as an extension fee equal to the amount of $25,000 (the "Extension Fee"), which Extension Fee shall be fully earned as of and payable on the date hereof.

     5. Representations, Warranties and Covenants. Borrower represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lenders to Borrower.

     5.1 This Amendment has been duly authorized, executed and delivered by Borrower, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms.

     5.2 Neither the execution and delivery of this Amendment, or any other agreements, documents or instruments in connection herewith, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof (a) are in contravention of any law or regulation or any order or decree of any court or governmental instrumentality applicable to Borrower in any respect, or (b) conflicts with or result in the breach of, or constitutes a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Borrower is a party or may be bound, or (c) violates any provision of the Certificate of Incorporation or By-Laws of Borrower.


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     5.3 After giving effect to the  provisions of this  Amendment,  no Event of
Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing.

     6. Conditions Precedent. The effectiveness of the terms and conditions of this Amendment shall be subject to the receipt by Agent (on behalf of Lenders) of the following, each in form and substance satisfactory to Lender:

          (a) an original of this Amendment, duly authorized, executed and delivered by Borrower; and

          (b)  the Extension Fee.

     7. General.

     7.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Agreement and the Financing Agreements, the terms of this Amendment shall control.

     7.2 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

     7.3 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

     7.4 Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns.

     7.5 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.



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     IN WITNESS WHEREOF,  Agent, Lenders and Borrower have caused this Amendment to be duly executed as of the day and year first above written.

                                     HAYNES INTERNATIONAL, INC.


                                     By: /s/
                                        --------------------------------------

                                     Title:
                                           -----------------------------------

                                     CONGRESS FINANCIAL
                                     CORPORATION (CENTRAL), in its individual capacity and as Agent


                                     By: /s/
                                        --------------------------------------
                                     Title:
                                           -----------------------------------

                                     FIRST UNION NATIONAL BANK, (as
                                     successor  by  merger  to   CORESTATES
                                     BANK, N.A.)


                                     By: /s/
                                        --------------------------------------
                                     Title:
                                           -----------------------------------